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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):            January 7, 2000
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                       National Consumer Cooperative Bank
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             (Exact Name of Registrant as Specified in its Charter)


   United States of America
   (12 USC Section 3001 et
            seq.)                     2-99779              52-1157795
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       (State or Other              (Commission          (I.R.S. Employer
       Jurisdiction of              File Number)        Identification No.)
        Incorporation)


1401 Eye Street, N.W., Suite 700, Washington, D.C.            20005
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           (202) 336-7700
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

The exhibits listed in Item 7 below are hereby incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         1.1 Distribution Agreement, dated January 7, 2000, among National Consumer Cooperative Bank, Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets and SPP Capital Partners.

         4.1 Indenture, dated January 7, 2000, between National Consumer Cooperative Bank, and Bank One Trust Company, N.A.

         4.2      Form of Fixed Rate Senior Note.

         4.3      Form of Floating Rate Senior Note

         4.4      Form of Fixed Rate Subordinated Note.

         4.5      Form of Floating Rate Subordinated Note.

         5.1 Opinion of Shea & Gardner, Counsel to National Consumer Cooperative Bank.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NATIONAL CONSUMER COOPERATIVE BANK
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                                                  (Registrant)



                                       By:  /s/ Richard L. Reed
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                                            Richard L. Reed
                                            Managing Director, Chief Financial
                                            Officer

Date:  January 7, 2000




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